                                                                   Exhibit 10.33

[PSP LOGO]                                          PUNE SOFTWARE PARK PVT. LTD.

E-mail: stppl@giaspn01.vsnl.net.in                   A-1, Technology Park, MIDC,
Web: www.punesoftwarepark.com                     Talawade, Pune - 412114, India
                                                      Tel.: +91 20 7691501 / 502
                                                             Fax: +91 20 7691500


                          EXTENSION OF LEASE AGREEMENTS

As per the mutual consent between Pune Software Park Pvt. Ltd. (PSP) and Kanbay Software (I) Pvt. Ltd. (Kanbay), both parties are hereby agreeing to extend the lease agreements as per the Schedules given in the Original Agreements for the modules, particularly described in the respective agreements. The other terms and conditions of these agreements pertaining to rent, utility and other charges will remain unchanged until the new agreements are signed or till such date when Kanbay buys out PSP or by 31st August 2004, whichever is earlier.

  Module No. as per                                                    Original Agreement
  Original Agreement      Area in sq. fts.      Rent Rate Per hour         Expiry Date
------------------------------------------------------------------------------------------
Module III (Ganga)       3,326.50 sq. fts.     Rs. 209/- per hour      31st July 2003
Module II (Yamuna)       3,326.50 sq. fts.     Rs. 209/- per hour      31st January 2004
Module I (Sarswati)      3,326.50 sq. fts.     Rs. 209/- per hour      30th November 2003


For Pune Software Park Pvt. Ltd.            For Kanbay Software (I) Pvt. Ltd.


/s/ Authorized Party
Capt. Ravi Raman                            /s/ Rakesh Malani
(General Manager)                          (Authorised Signatory)

                                           RAKESH MALANI
                                           (General Manager - Finance)


[GRAPHIC]